UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  June 1, 2005

                    Dial Thru International Corporation
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


          Delaware                     0-22636                 75-2461665
 ----------------------------    ---------------------    -------------------
 (State or other jurisdiction    (Commission File No.)      (I.R.S. Employer
       of incorporation                                   Identification No.)

                     17383 Sunset Boulevard, Suite 350
                       Los Angeles, California 90272
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)


                              (310) 566-1700
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                              Not Applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


 [ ] Written communications pursuant to Rule 424 under the Securities
     Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01.  Entry into a Material Definitive Agreement.

 On June 1, 2005, the registrant amended the $1,250,000 note payable agreement dated November 8, 2002, by and between the registrant and Global Capital Funding Group, L.P., a copy of which is attached hereto as Exhibit
 10.1. The parties to the note payable agreement agreed to replace said agreement with a convertible note in the aggregate principal amount of $1,250,000, a copy of which is attached hereto as Exhibit 4.1. This convertible note matures on February 29, 2008, and the interest rate due on the convertible note is 10.08%. The conversion price is equal to 80% of the average of the three (3) lowest volume weighted average sales prices as reported by Bloomberg L.P. during the twenty (20) trading days immediately preceding the date of the related notice of conversion. In addition, the registrant issued to the holder of the convertible note 100,000 shares of its common stock, and warrants to purchase 500,000 shares of its common stock at an exercise price of $0.38 per share and 125,000 shares of its common stock at an exercise price of $0.11 per share, both of which expire on June 1, 2010. Copies of these common stock purchase warrant agreements are attached hereto as Exhibits 4.2 and 4.3, respectively. In addition, interest of approximately $350,000 due on the note payable at the time of the restructuring of this debt was converted to a non-interest bearing note payable maturing on March 30, 2007, a copy of which is attached hereto as
 Exhibit 4.4.

 On June 1, 2005, the registrant also amended a $550,000 convertible debenture dated January 28, 2002, by and between the registrant and GCA Strategic Investment Fund Limited, a copy of which is attached hereto as
 Exhibit 10.2. This convertible debenture was amended to extend the maturity date from November 8, 2004 to November 26, 2005. In consideration for this amendment, the registrant issued to the holder of this convertible debenture, 100,000 shares of its common stock, and warrants to purchase 150,000 shares of its common stock at an exercise price of $0.38 per share and 110,000 shares of its common stock at an exercise price of $0.11 per share, both of which expire on June 1, 2010. Copies of these common stock purchase warrant agreements are attached hereto as Exhibits 4.5 and 4.6, respectively.

 On June 1, 2005, the registrant also amended a $574,597 convertible debenture dated January 3, 2004, by and between the registrant and GCA Strategic Investment Fund Limited, a copy of which is attached hereto as
 Exhibit 10.3. This convertible debenture was amended to extend the maturity date from November 8, 2004 to November 26, 2006. In consideration for this amendment, the registrant issued to the holder of this convertible debenture, 40,000 shares of its common stock, and warrants to purchase 150,000 shares of its common stock at an exercise price of $0.38 per share. A copy of this common stock purchase warrant agreement is attached hereto as
 Exhibit 4.7.


 Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

 The disclosure set forth in Item  1.01 is incorporated by reference in  this
 Item 2.03.


 Item 3.02.  Unregistered Sales of Equity Securities.

 The common stock and warrants described in Item 1.01 were issued in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933.


 Item 9.01.  Financial Statements and Exhibits.

   (c)   Exhibits.


 Exhibit
 Number                   Description of Document
 ------                   -----------------------
 4.1 Secured Promissory Note dated June 1, 2005 between Dial Thru International Corporation and Global Capital Funding Group, L.P.
 4.2 Common Stock Purchase Warrant dated June 1, 2005 between Dial Thru International Corporation and Global Capital Funding Group, L.P.
 4.3 Common Stock Purchase Warrant dated June 1, 2005 between Dial Thru International Corporation and Global Capital Funding Group, L.P.
 4.4 Secured Promissory Note dated June 1, 2005 between Dial Thru International Corporation and Global Capital Funding Group, L.P.
 4.5 Common Stock Purchase Warrant dated June 1, 2005 between Dial Thru International Corporation and GCA Strategic investment Fund Limited
 4.6 Common Stock Purchase Warrant dated June 1, 2005 between Dial Thru International Corporation and GCA Strategic investment Fund Limited
 4.7 Common Stock Purchase Warrant dated June 1, 2005 between Dial Thru International Corporation and GCA Strategic investment Fund Limited
 10.1 Amendment Number 1 to Securities Purchase Agreement dated June 1, 2005 between Dial Thru International Corporation and Global Capital Funding Group, L.P.
 10.2 Amendment Number 1 to Securities Purchase Agreement dated June 1, 2005 between Dial Thru International Corporation and GCA Strategic investment Fund Limited
 10.3 Amendment Number 1 to Securities Purchase Agreement dated June 1, 2005 between Dial Thru International Corporation and GCA Strategic investment Fund Limited



                                  SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Dial Thru International Corporation


 Date:  June 7, 2005                 By:  /s/ Allen Sciarillo
                                          --------------------
                                          Allen Sciarillo
                                          Chief Financial Officer, Secretary,
                                          (Principal Accounting Officer and
                                          Principal Financial Officer) and
                                          Director